UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                February 7, 2007

                                 MOBILEPRO CORP.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                     000-51010                   87-0419571
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                           Identification No.)

                         6701 Democracy Blvd., Suite 202
                               Bethesda, MD 20817
                              --------------------
               (Address of principal executive offices) (Zip Code)

                                 (301) 315-9040
                                 --------------
                         (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      Since the last Form 8-K filed January 25, 2007 by Registrant ("Mobilepro"), Mobilepro issued on February 7, 2007 and February 13, 2007 a total of 11,793,044 shares of its common stock to Cornell Capital Partners, LP to pay principal and interest due under the terms of its convertible debenture dated June 30, 2006 in the principal amount of $15,149,650, which convertible debenture was reported in our Current Report on Form 8-K filed July 7, 2006. Under the terms of the convertible debenture, Mobilepro has the right to pay principal and interest due in shares of Mobilepro's common stock, which shares shall be valued at the lower of $0.275 or (ii) a 7% discount to the average of the two lowest daily volume weighted average prices of Mobilepro's common stock as quoted by Bloomberg, LP for the five trading days immediately following the scheduled payment date.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         By: /s/ Jay O. Wright
                                             -----------------------------
                                             Jay O. Wright
                                             Chief Executive Officer
                                             MOBILEPRO CORP.


Date: February 14, 2007